UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2004

DURATEK, INC.

(Exact name of registrant as specified in its

charter)

Delaware	0-14292	22-2427618
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10100 Old Columbia Road, Columbia, Maryland		21046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 312-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 28, 2004, the Board of Directors appointed William M. Bambarger, Jr., our Corporate Controller and Chief Accounting Officer, effective November 15, 2004.  Mr. Bambarger, age 39, served as our Corporate Controller and Chief Accounting Officer from April 2001 until October 22, 2004, at which time he briefly left the Company to assume the vice president of finance for another public company. Prior to serving as our Corporate Controller, Mr. Bambarger was Director of Corporate Accounting of McCormick & Co., Inc. from 2000 to 2001 and Controller and Chief Financial Officer of RWD Technologies, Inc. from 1992 to 2000.

As previously disclosed, Mr. Craig T. Bartlett will continue as acting Corporate Controller, Chief Accounting Officer, and Vice President, Finance and Treasurer until Mr. Bambarger’s effective date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Duratek, Inc.

Date: November 3, 2004	By:	/s/ Robert F. Shawver
Robert F. Shawver,
Executive Vice President and Chief Financial Officer